UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                  Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 9, 2003

                       STRATESEC INCORPORATED
     (Exact name of registrant as specified in its charter)


         Delaware                  1-13427                      22-2817302
        (State of             (Commission File No.)            (IRS Employer
        Incorporation)                                      Identification No.)


                        14360 Sullyfield Circle, Suite B
                            Chantilly, Virginia 20151
       (Address of principal executive offices, including zip code)



                                 (703) 961-5683
               (Registrant's telephone number, including area code)



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                                        2



                             STRATESEC INCORPORATED

Item 2.  Disposition of Assets

On January 9, 2003, Stratesec Incorporated (the "Company") entered into an agreement with Certified Security Integrators, Inc. (CSI) of California to purchase certain assets and assume certain liabilities relating to the Company's California operations. The assets include the contracts of the Company's California operations and personal property located at the Company's California offices. CSI has agreed to take over the Company's real property leases and has agreed to use its best efforts to see that the Company receives all of its outstanding receivables for the California clients. The Company anticipates that its total operating costs will be reduced by approximately 50%.

After the Company, has received its outstanding receivables from the California clients, there will be no further obligations between the Company and CSI other than a Non-compete Agreement lasting until January 9, 2006. Under the non-compete agreement, the Company has agreed not to provide consulting, installation, and other services relating to security technology and communications devices in the states of California, Oregon, Washington, Arizona, Utah, Idaho and Colorado.

Item 7.     Financial Statements, Pro Forma Financial Statements, and Exhibits

Pro Forma Financial Information

            See below.

Exhibits

         10.1 Purchase Agreement between Stratesec Incorporated and Certified Security Integrators, Inc.
         10.2 Non-Compete Agreement between Stratesec Incorporated and Certified Security Integrators, Inc.



Forward-Looking Statements

This Form 8-K includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act. All statements, other than statements of historical fact, included in this Form 8-K that address activities, events, or developments that the Company expects, projects, believes, or anticipates will or may occur in the future, including matters having to do with existing or future contracts, the Company's ability to fund its operations and repay debt, business strategies, expansion and growth of operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by our management in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. These statements are subject to a number of assumptions, risks and uncertainties, including general economic and business conditions, the business opportunities (or lack thereof) that may be presented to and pursued by the Company, the Company's performance on its current contracts and its success in obtaining new contracts, the Company's ability to attract and retain qualified employees, and other factors, many of which are beyond the Company's control. You are cautioned that these forward-looking statements are not guarantees of future performance and those actual results or developments may differ materially from those projected in such statements.


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PROFORMA FINANCIALS

The Financial Statements that follow this explanation for Stratesec Incorporated are for the Company's California operations only for the period from January 1, 2002 until December 15, 2002 when the Company ceased funding operations in California.

                      Balance Sheet item, January 10, 2003

Approximate outstanding accounts receivable on California operations:  $ 225,000



                             Stratesec Incorporated
                       Statement of California Operations
            For the period from January 1, 2002 to December 15, 2002
                 (All amounts in thousands, except per share data)


      Revenue                                           $            775

      Costs of revenue                                               716
                                                        ----------------

      Gross Profit                                                    59

      Expenses
              Sales, general and administrative                    1,311
              Bad debts                                              225
                                                        ----------------
                                                                   1,536

      Loss before interest                                        (1,477)

      Interest expense                                               100
                                                        ----------------

      Net loss                                          $         (1,577)
                                                        ================




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATESEC INCORPORATED


/s/ Barry McDaniel
---------------------

Barry McDaniel
Chief Executive Officer



Dated: January 16, 2003

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Exhibit Index

         10.1 Purchase Agreement between Stratesec Incorporated and Certified Security Integrators, Inc.
         10.2 Non-Compete Agreement between Stratesec Incorporated and Certified Security Integrators, Inc.